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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 8, 2002


                         MOHEGAN TRIBAL GAMING AUTHORITY
             (Exact name of registrant as specified in its charter)

         Connecticut                033-80655               06-1436334
(State or other jurisdiction of     (Commission            (IRS employer
 incorporation or organization)     File Number)        Identification No.)



One Mohegan Sun Boulevard, Uncasville, CT                    06382
(Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code (860) 862-8000





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MOHEGAN TRIBAL GAMING AUTHORITY

Form 8-K

Item 5.  OTHER EVENTS

On February 8, 2002, the Mohegan Tribal Gaming Authority (the "Authority") received the requisite consent of its lenders to an amendment to its senior secured credit facility. The amendment revised several of the restrictive covenants governing the Authorities activities and finances. A copy of the amendment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.

Financial Statements, Pro Forma Financial Information and Exhibits.

 (c)  Exhibits

99.1  Amendment No. 2 to the Loan Agreement, dated February 8, 2002.







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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:      February 12, 2002       By:      /s/ Jeffrey E. Hartmann
     ----------------------          -----------------------------------------
                                  Jeffrey E. Hartmann, Executive Vice President Finance/Chief Financial Officer
                                  (Principal Financial and Accounting Officer)





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                                  EXHIBIT INDEX

The following designated exhibits are filed herewith:

99.1     Amendment No. 2 to the Loan Agreement, dated February 8, 2002.




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